                                                                   EXHIBIT 10.41


                             SECURED PROMISSORY NOTE

$95,000                                                      Oakland, California


         For value received, the undersigned, THOMAS MILLER DELAPLANE, an adult individual ("Maker"), promises to pay to DREYER'S GRAND ICE CREAM, INC., a Delaware corporation ("Payee"), or to order, at such place as Payee may designate by written notice to Maker from time to time, the principal sum of ninety-five thousand dollars ($95,000), together with interest on the principal amount, from the date of this Note until this Note is paid in full, at the rate of six and one-half percent (6 1/2%) per annum, such principal and interest payable in full on the earliest to occur of: (i) the date of the sale, transfer, assignment or other disposition of the primary residence of Maker (such residence located at 1085 Via Media, City of Lafayette, County of Contra Costa, State of California 94549); or (ii) the date upon which Maker ceases to be an employee of Payee for any reason, or (iii) the second anniversary date of this Note. Time is of the essence for every obligation under this Note.

         All payments to be made hereunder shall be made in coin or currency of the United States of America, which at the time of payment shall be legal tender for the payment of public and private debts. If any payment hereunder shall become due or payable on a Saturday, Sunday or public holiday, the maturity thereof shall be extended to the next succeeding business day.

         Maker may prepay any and all of the principal amount due hereunder at any time or from time to time without penalty. No such partial prepayment shall relieve Maker of its obligation to make succeeding payments of the remaining unpaid principal and interest accrued thereon at the time and in the manner provided in this Note.

         This Note is secured pursuant to a pledge agreement dated as of October 5, 1998 (the "Pledge Agreement") for the benefit of Payee, creating a possessory first security interest in the pledged property described therein (the "Collateral"). Reference is made to such document for a description of the nature and extent of the security afforded thereby, the rights of the Payee with respect to such security and the terms and conditions upon which this Note is secured. Payee is entitled to the benefits of the Pledge Agreement and may enforce the agreements of Maker contained therein and exercise the remedies provided therein or otherwise in respect thereof, all in accordance with the terms thereof.

         Upon the occurrence of either of the following described events (an "Event of Default"), or an Event of Default as defined in the Pledge Agreement, the entire unpaid principal balance, together with all accrued and unpaid interest payable under this Note, shall, at the option of the Payee, become immediately due and payable without notice to Maker:

         (a) Failure shall occur in the payment of any installment or other payment of principal or interest on this Note when the same shall have become due, and such default shall continue for more than five (5) business days; or

         (b) Bankruptcy, assignment for the benefit of creditors, insolvency proceedings, or other proceedings for relief under any bankruptcy or similar laws are instituted by Maker.

         Maker expressly waives presentment for payment, demand for payment, notice of dishonor, protest and notice of protest, or other notice of dishonor and any right to cure, to the fullest extent permitted by law. To the extent permitted by law, Maker hereby waives and releases all errors, defects and imperfections of the Pledge Agreement, as well as all benefit that might accrue to Maker by virtue of any present or future laws exempting the Collateral, or any of its other property, real or personal, or any part of the proceeds arising from any sale or any such property, from attachment, levy or sale under execution, or providing for any stay of execution, exemption from civil process or extension of time for payment.

         Maker agrees to pay the reasonable costs of collection and attorneys' fees paid or incurred by Payee in connection with the collection or enforcement of this Note, whether or not suit is filed or the mater is settled. The remedies provided herein and in the Pledge Agreement shall be cumulative and concurrent and may be pursued successively or concurrently against Borrower and/or the Collateral securing this Note. No failure in exercising any right or remedy hereunder or under the Pledge Agreement shall operate as a waiver or release thereof, nor shall any single partial exercise of any such right or remedy preclude any other future exercise thereof or the exercise of any other right or remedy hereunder or under the Pledge Agreement.

         This Note may not be waived, changed, modified or discharged, except by an agreement in writing which is signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

         If any term or provision of this Note shall be held to be invalid, illegal or unenforceable, the validity of the other terms and provisions hereof shall in no way be affected thereby. This Note shall be governed by and construed in accordance with the laws of the State of California without reference to its choice of law provisions.

Dated: October 5, 1998

                                 "Maker"

                                 /s/ THOMAS MILLER DELAPLANE
                                 -----------------------------------------------
                                 Thomas Miller Delaplane, an adult individual

                             SECURED PROMISSORY NOTE

$186,000                                                     Oakland, California


         For value received, the undersigned, THOMAS MILLER DELAPLANE, an adult individual ("Maker"), promises to pay to DREYER'S GRAND ICE CREAM, INC., a Delaware corporation ("Payee"), or to order, at such place as Payee may designate by written notice to Maker from time to time, the principal sum of one hundred eighty-six thousand dollars ($186,000), together with interest on the principal amount, from the date of this Note until this Note is paid in full, at the rate of six and one-half percent (6 1/2%) per annum, such principal and interest payable in full on the earliest to occur of: (i) the date of the sale, transfer, assignment or other disposition of the primary residence of Maker (such residence located at 1085 Via Media, City of Lafayette, County of Contra Costa, State of California 94549); or (ii) the date upon which Maker ceases to be an employee of Payee for any reason, or (iii) the second anniversary date of this Note. Time is of the essence for every obligation under this Note.

         All payments to be made hereunder shall be made in coin or currency of the United States of America, which at the time of payment shall be legal tender for the payment of public and private debts. If any payment hereunder shall become due or payable on a Saturday, Sunday or public holiday, the maturity thereof shall be extended to the next succeeding business day.

         Maker may prepay any and all of the principal amount due hereunder at any time or from time to time without penalty. No such partial prepayment shall relieve Maker of its obligation to make succeeding payments of the remaining unpaid principal and interest accrued thereon at the time and in the manner provided in this Note.

         This Note is secured pursuant to a pledge agreement dated as of October 5, 1998 (the "Pledge Agreement") for the benefit of Payee, creating a possessory first security interest in the pledged property described therein (the "Collateral"). Reference is made to such document for a description of the nature and extent of the security afforded thereby, the rights of the Payee with respect to such security and the terms and conditions upon which this Note is secured. Payee is entitled to the benefits of the Pledge Agreement and may enforce the agreements of Maker contained therein and exercise the remedies provided therein or otherwise in respect thereof, all in accordance with the terms thereof.

         Upon the occurrence of either of the following described events (an "Event of Default"), or an Event of Default as defined in the Pledge Agreement, the entire unpaid principal balance, together with all accrued and unpaid interest payable under this Note, shall, at the option of the Payee, become immediately due and payable without notice to Maker:

         (a) Failure shall occur in the payment of any installment or other payment of principal or interest on this Note when the same shall have become due, and such default shall continue for more than five (5) business days; or

         (b) Bankruptcy, assignment for the benefit of creditors, insolvency proceedings, or other proceedings for relief under any bankruptcy or similar laws are instituted by Maker.

         Maker expressly waives presentment for payment, demand for payment, notice of dishonor, protest and notice of protest, or other notice of dishonor and any right to cure, to the fullest extent permitted by law. To the extent permitted by law, Maker hereby waives and releases all errors, defects and imperfections of the Pledge Agreement, as well as all benefit that might accrue to Maker by virtue of any present or future laws exempting the Collateral, or any of its other property, real or personal, or any part of the proceeds arising from any sale or any such property, from attachment, levy or sale under execution, or providing for any stay of execution, exemption from civil process or extension of time for payment.

         Maker agrees to pay the reasonable costs of collection and attorneys' fees paid or incurred by Payee in connection with the collection or enforcement of this Note, whether or not suit is filed or the mater is settled. The remedies provided herein and in the Pledge Agreement shall be cumulative and concurrent and may be pursued successively or concurrently against Borrower and/or the Collateral securing this Note. No failure in exercising any right or remedy hereunder or under the Pledge Agreement shall operate as a waiver or release thereof, nor shall any single partial exercise of any such right or remedy preclude any other future exercise thereof or the exercise of any other right or remedy hereunder or under the Pledge Agreement.

         This Note may not be waived, changed, modified or discharged, except by an agreement in writing which is signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

         If any term or provision of this Note shall be held to be invalid, illegal or unenforceable, the validity of the other terms and provisions hereof shall in no way be affected thereby. This Note shall be governed by and construed in accordance with the laws of the State of California without reference to its choice of law provisions.

Dated: December 18, 1998

                                 "Maker"

                                 /s/ THOMAS MILLER DELAPLANE
                                 -----------------------------------------------
                                 Thomas Miller Delaplane, an adult individual

                                PLEDGE AGREEMENT

        This Pledge Agreement ("Agreement") is entered into as of the 5th day of October, 1998, by and between THOMAS MILLER DELAPLANE, as Trustee of The Delaplane Family Trust UAD 6/22/95 ("Pledgor"), and DREYER'S GRAND ICE CREAM, INC., a Delaware corporation ("Lender").

                                    RECITALS


        A. Pledgor has agreed to mortgage and pledge certain stock to Lender as security for the performance of Thomas Miller Delaplane's ("Delaplane") obligations to repay in full all sums due in connection with the loan by Lender to Delaplane in the aggregate principal amount of up to Three Hundred Thousand Dollars ($300,000) (the "Loan"), as evidenced by one (1) or more secured promissory notes in substantially the form attached hereto as Exhibit A (the "Notes") (collectively, the "Secured Obligations"), by conveying to Lender a valid first and prior lien on the Pledged Stock (as hereinafter defined). Pledgor hereby acknowledges that it has derived or expects to derive a financial or other advantage from each and every obligation incurred by Delaplane to Lender. Pledgor agrees that its obligations hereunder are absolute, unconditional and irrevocable, and shall be binding upon Pledgor and its successors and assigns.

        NOW, THEREFORE, in consideration of the foregoing and the mutual promises and covenants contained herein, the parties hereto agree as follows:

        Section 1. Pledge. As security for the due, punctual and full performance of the Secured Obligations, Pledgor hereby grants to Lender for its benefit, a security interest in, and pledges, hypothecates, assigns, transfers, sets over and delivers to Lender, Thirty Thousand (30,000) shares of Common Stock of Dreyer's Grand Ice Cream, Inc., One Dollar ($1.00) par value, registered in the name of Pledgor and more specifically identified and described in Exhibit B attached hereto (the "Pledged Stock"). The certificates representing the Pledged Stock shall be registered in the name of Pledgor but shall be retained by Lender pursuant to the pledge made herein. Pledgor also hereby delivers to Lender a duly executed stock power in substantially the form attached hereto as Exhibit C, duly endorsed in blank by Pledgor and in proper form for transfer. Receipt of such stock power and the Pledged Stock is hereby acknowledged by Lender.

        Section 2. Voting Rights; Dividends.

                (a) So long as no Event of Default (as defined in Section 3 hereof) shall have occurred and be continuing:

                        i. Pledgor shall be entitled to exercise any and all voting and consensual rights and powers relating, or pertaining to the Pledged Stock or any part thereof; and

                        ii. Pledgor shall be entitled to any and all cash dividends made on or in respect of the Pledged Stock.

                (b) Any and all non-cash dividends, whether in the form of stock or property or other distributions made on or in respect of the Pledged Stock, whether resulting from a subdivision, combination, redemption or reclassification of the outstanding capital stock of Lender or received in exchange for the Pledged Stock or any part thereof or as a result of any merger, consolidation, acquisition or other exchange of assets to which Lender may be a party or otherwise, shall be and become part of the Pledged Stock and shall be delivered by Pledgor to, and held by Lender subject to the terms of this Pledge Agreement.

                (c) Upon the occurrence of an Event of Default, all rights of Pledgor to exercise the voting and consensual rights and powers which it is entitled to exercise pursuant to Section 2(a)(i), and all rights of Pledgor to receive cash dividends pursuant to Section 2(a)(ii) shall cease, and all such rights shall thereupon become vested in Lender, and Lender shall have the sole and exclusive right and authority to exercise such voting and consensual rights and powers and receive such dividends. Thereafter, any and all money and other property paid over to or received by Lender pursuant to the provisions of
Section 2(c) shall be retained by Lender and applied in accordance with the provisions of Sections 5 and 6 hereof.

        Section 3. Representations and Warranties of Pledgor. Pledgor represents and warrants to Lender that:

                (a) This Agreement constitutes the legal, valid and binding obligation of Pledgor, in accordance with the terms hereof, and Pledgor has good and lawful right and authority to execute the pledge provided for herein and to pledge the Pledged Stock; and

                (b) As to each share of the Pledged Stock at any time pledged or required to be pledged hereunder:

                        i. the Pledgor is the sole legal, record and beneficial owner thereof, and the Pledgor has good and marketable title thereto,

                        ii. the Stock is and will remain free and clear of all security interests, pledges, liens or other encumbrances, and restrictions on the transfer and assignment thereof, except pursuant to this Agreement and those permitted in writing by Lender, and

                        iii. there are no outstanding options, warrants or other requirements with respect to the Pledged Stock; and

                (c) The representations and warranties of Pledgor herein shall survive the date hereof.

        Section 4. Event of Default. "Event of Default" shall mean the occurrence of any of the following events:

                (a) the failure of Pledgor to make payment of principal and interest on the Note when and as the same shall become due and payable, and such failure continues for more than five (5) business days, or

                (b) the breach of any representation, warranty, or covenant of Pledgor contained herein or in the Note, or

                (c) the Bankruptcy, assignment for the benefit of creditors, insolvency proceedings, or other proceedings for relief under any bankruptcy or similar laws being instituted by or against Pledgor.

        Section 5. Remedies Upon Default.

                (a) In case an Event of Default shall have occurred, Lender shall be entitled to exercise all of the rights, powers and remedies (whether vested in it by this Agreement or by law or otherwise, including, without limitation, those of a secured party under the Uniform Commercial Code) for the protection and enforcement of its rights in respect of the Pledged Stock, and the Lender shall be entitled, without limitation:

                        i. to receive all amounts payable in respect of the Pledged Stock, otherwise payable under Section 2(a) to Pledgor;

                        ii. to transfer and register all or any part of the Pledged Stock into the Lender's name or the name of its nominee or nominees;

                        iii. to vote all or any part of the Pledged Stock (whether or not transferred or registered into the name of the Lender) and give all consents, waivers and ratifications in respect thereof and otherwise act with respect to the Pledged Stock as though it were the outright owner thereof pursuant to Section 2(c) hereof;

                        iv. to sell on a recognized market without liability for any diminution in price which may have occurred, all of the Pledged Stock in such manner, whether in one lot as an entirety, or in separate portions, and for such price and other terms and conditions as are available on such market.

                (b) Upon any sale or other disposition, the Lender shall have the right to deliver, assign and transfer to the purchaser thereof the Pledged Stock so sold or disposed of. Each purchaser at any such sale or other disposition (including the Lender) shall hold the Pledged Stock free from any claim or right of whatever kind, including any equity or right of redemption of the Pledgor. The Pledgor specifically waives all rights of redemption, stay or appraisal which it had or may have under any rule of law or statute now existing or hereafter adopted.

                (c) Lender shall not be obligated to make any sale or other disposition, unless the terms thereof shall be satisfactory to it. The Lender may, without notice or publication, adjourn any sale, and, may thereafter sell the Pledged Stock at any time or place on a recognized market. In case of any sale of all the Pledged Stock, on credit or future delivery, the Pledged Stock so sold may be retained by the Lender until the selling price is paid by the purchaser thereof, but the Lender shall incur no liability in case of the failure of such purchaser to take up and pay for the Pledged Stock so sold and, in case of any such failure, such Pledged Stock may again be sold as hereinabove provided.

        Section 6. Application of Proceeds.

                (a) The proceeds of any sale of the Pledged Stock pursuant to the provisions of Section 5 hereof shall be applied in the following order of priority:

                        i. first, to the payment of the reasonable expenses of holding, preparing for sale, selling, and to the extent not prohibited by law, the reasonable attorney's fees and legal expenses incurred by Lender;

                        ii. second, to the payment of all amounts owing by Pledgor to Lender for the Secured Obligations; and

                        iii. third, to Pledgor or as a court of competent jurisdiction may direct.

                (b) If the proceeds of the sale are insufficient to cover the Secured Obligations plus the expenses described in Section 6(i) above, Pledgor shall remain liable to the Lender for any deficiency, in accordance with the provisions set forth in the Uniform Commercial Code. No payment of proceeds pursuant to the provisions of Section 6(iii) above shall be made until such time as all of Pledgor's obligations which are secured hereunder are discharged in full; until such time, all proceeds not disposed of as provided in Section 6(i) and (ii) above shall be held by Lender subject to the terms of this Pledge Agreement.

        Section 7. Remedies Cumulative. Each right, power and remedy of Lender provided for in this Agreement or in the Notes, now or hereafter existing at law or in equity or by statute or otherwise, shall be cumulative and concurrent and shall be in addition to every other such right, power or remedy. The exercise or beginning of the exercise by Lender of any one or more of the rights, powers or remedies provided for in this Agreement or in the Notes, now or hereafter existing at law or in equity or by statute or otherwise, shall not preclude the simultaneous or later exercise by Lender of all such other rights, powers or remedies, and no failure or delay on the part of Lender to exercise any such right, power or remedy shall operate as a waiver thereof.

        Section 8. Pledgor's Obligations Absolute. The obligations of Pledgor under this Agreement shall be absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated, lessened or otherwise affected by any circumstance or occurrence whatsoever, including, without limitation: (a) any renewal, extension, substitution, amendment or modification of or addition or supplement to or deletion from the Notes or this Agreement, or any assignment or transfer thereof; (b) any waiver, consent, extension, indulgence or other action or inaction under or in respect of the Notes or this Agreement, or any exercise or nonexercise or any right, remedy, power or privilege under or in respect of the Notes or this Agreement; (c) any furnishing of any additional collateral or security to Lender or its assignee or any acceptance thereof or any release of any collateral or security in whole or in part by Lender or its assignee under this Agreement or otherwise; (d) any limitation on any party's liability or obligations under the Notes, or under this Agreement or any invalidity or unenforceability, in whole or in part, of any such instrument or any term thereof; (e) any bankruptcy, insolvency, adjustment or other like proceeding relating to the Pledgor, or any action taken with respect to this Agreement or the Notes by any trustee or receiver, or by any court, in any such proceeding; or (f) any other circumstances; whether or not the Pledgor shall have notice or knowledge of any of the foregoing.

        Section 9. Assignment; Successors and Assigns.

                (a) Lender may at any time or from time to time sell, assign or transfer to any person all or any part of the obligations of Pledgor under the Note, and the related Secured Obligations. Upon any such sale, assignment or transfer, Lender may sell, assign or transfer this Agreement and all or any part of the Pledged Stock, and Lender shall be fully discharged thereafter from all liability and responsibility with respect to such Pledged Stock as transferred, and the transferee or transferees shall be vested with all the rights, powers and remedies of Lender hereunder with respect to the Pledged Stock transferred.

                (b) All the terms, provisions, conditions and covenants herein contained shall be binding upon and shall inure to the benefit of the respective successors, assigns, heirs, estates, executors, administrators, legal representatives and devices of Pledgor and Lender.

        Section 10. Further Assurances. Pledgor agrees to do such further acts and to execute and deliver such additional agreements and instruments as Lender may at any time reasonably request in connection with the administration or enforcement of this Pledge Agreement or related to the Pledged Stock or any part thereof or in order better to assure and confirm unto Lender its rights, powers and remedies hereunder.

        Section 11. Termination. Upon the payment in full of all sums which may become due under the Notes, and the payment of all other sums payable hereunder (including without limitation, the reasonable expenses and disbursements of Lender), this Agreement shall terminate and Lender, at the request and expense of Pledgor, will execute and deliver to Pledgor a proper instrument or instruments acknowledging the satisfaction and termination of this Agreement, and will duly assign, transfer and deliver to Pledgor such of the Pledged Shares as have not theretofore been sold or otherwise applied or released pursuant to this Agreement, together with any moneys at the time held by Lender hereunder.

        Section 12. Amendment. This Agreement may be amended, modified, waived, discharged or terminated only by an instrument in writing signed by the party against whom enforcement of such is sought. No waiver by Lender of any breach or default by Pledgor hereunder shall be deemed a waiver of any other breach or default.

        Section 13. Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original but all of which together shall be deemed for all purposes one and the same instrument.

        Section 14. Governing Law. This Agreement shall be construed in accordance with and governed by the laws of the State of California, without reference to its choice of law provisions.

        Section 15. Section Headings. The Section headings in this Agreement are for convenience only and shall not affect the construction hereof.

        Section 16. Notices. All notices and other communications given in connection with this Agreement shall be in writing and shall be conclusively deemed to have been duly given:

                (a)     when hand delivered to the other party; or

                (b) three (3) business days after deposit in a United States post office with first class or certified mail, return receipt requested, postage prepaid and addressed to the other party as set out below; or

                (c) the next business day after deposit with a national overnight delivery service reasonably approved by the parties (Federal Express and DHL WorldWide Express being deemed approved by the parties), addressed to the other party as set out below with next-business-day delivery requested, provided that the sending party receives a confirmation of delivery from the delivery service provider. A party may change or supplement the addresses given below for purposes of this Section by giving the other party written notice of the new address in the manner set forth above.

                If to Pledgor, to:
                       Thomas Miller Delaplane, Trustee
                       The Delaplane Family Trust,
                       c/o Dreyer's Grand Ice Cream, Inc.
                       5929 College Avenue
                       Oakland, California 94618

                If to Lender, to:
                       Dreyer's Grand Ice Cream, Inc.
                       5929 College Avenue
                       Oakland, CA 94618-1397
                       Attention:  William C. Collett
                       with a copy to:
                              Manwell & Milton
                              20 California Street, 3rd Floor
                              San Francisco, CA 94111
                              Attention:  Edmund R. Manwell

        Section 17. Severability. If any term or provision of this Agreement shall be held to be invalid, illegal or unenforceable, the validity of the other terms and provisions hereof shall in no way be affected thereby.

        Section 18. Language. The language of this Agreement shall be construed as a whole and in accordance with the fair meaning of the language used. The parties acknowledge and agree that any ambiguities in the language of this Agreement shall not be strictly construed or resolved against either party based upon the fact that either party drafted or was principally responsible for drafting this Agreement or any specific term or condition hereof.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be fully executed and delivered as of the day and year first written above.

PLEDGOR:                               LENDER:

                                       DREYER'S GRAND ICE CREAM, INC.,
                                       a Delaware corporation

/s/ THOMAS MILLER DELAPLANE
----------------------------------
THOMAS MILLER DELAPLANE, Trustee,
The Delaplane Family Trust
UAD 6/22/95

                                       By: /s/ TIMOTHY F. KAHN
                                           -------------------------------------
                                           Its: TIMOTHY F. KAHN, CFO

                                                                       EXHIBIT A
                                                             TO PLEDGE AGREEMENT


                             SECURED PROMISSORY NOTE

$ _____________                                              Oakland, California


        For value received, the undersigned, THOMAS MILLER DELAPLANE, an adult individual ("Maker"), promises to pay to DREYER'S GRAND ICE CREAM, INC., a Delaware corporation ("Payee"), or to order, at such place as Payee may designate by written notice to Maker from time to time, the principal sum of ______________________________ dollars ($__________), together with interest on the principal amount, from the date of this Note until this Note is paid in full, at the rate of six and one-half percent (6 1/2%) per annum, such principal and interest payable in full on the earliest to occur of: (i) the date of the sale, transfer, assignment or other disposition of the primary residence of Maker (such residence located at 1085 Via Media, City of Lafayette, County of Contra Costa, State of California 94549); or (ii) the date upon which Maker ceases to be an employee of Payee for any reason, or (iii) the second anniversary date of this Note. Time is of the essence for every obligation under this Note.

        All payments to be made hereunder shall be made in coin or currency of the United States of America, which at the time of payment shall be legal tender for the payment of public and private debts. If any payment hereunder shall become due or payable on a Saturday, Sunday or public holiday, the maturity thereof shall be extended to the next succeeding business day.

        Maker may prepay any and all of the principal amount due hereunder at any time or from time to time without penalty. No such partial prepayment shall relieve Maker of its obligation to make succeeding payments of the remaining unpaid principal and interest accrued thereon at the time and in the manner provided in this Note.

        This Note is secured pursuant to a pledge agreement dated as of October 5, 1998 (the "Pledge Agreement") for the benefit of Payee, creating a possessory first security interest in the pledged property described therein (the "Collateral"). Reference is made to such document for a description of the nature and extent of the security afforded thereby, the rights of the Payee with respect to such security and the terms and conditions upon which this Note is secured. Payee is entitled to the benefits of the Pledge Agreement and may enforce the agreements of Maker contained therein and exercise the remedies provided therein or otherwise in respect thereof, all in accordance with the terms thereof.

        Upon the occurrence of either of the following described events (an "Event of Default"), or an Event of Default as defined in the Pledge Agreement, the entire unpaid principal balance, together with all accrued and unpaid interest payable under this Note, shall, at the option of the Payee, become immediately due and payable without notice to Maker:

        (a) Failure shall occur in the payment of any installment or other payment of principal or interest on this Note when the same shall have become due, and such default shall continue for more than five (5) business days; or

        (b) Bankruptcy, assignment for the benefit of creditors, insolvency proceedings, or other proceedings for relief under any bankruptcy or similar laws are instituted by Maker.

        Maker expressly waives presentment for payment, demand for payment, notice of dishonor, protest and notice of protest, or other notice of dishonor and any right to cure, to the fullest extent permitted by law. To the extent permitted by law, Maker hereby waives and releases all errors, defects and imperfections of the Pledge Agreement, as well as all benefit that might accrue to Maker by virtue of any present or future laws exempting the Collateral, or any of its other property, real or personal, or any part of the proceeds arising from any sale or any such property, from attachment, levy or sale under execution, or providing for any stay of execution, exemption from civil process or extension of time for payment.

        Maker agrees to pay the reasonable costs of collection and attorneys' fees paid or incurred by Payee in connection with the collection or enforcement of this Note, whether or not suit is filed or the mater is settled. The remedies provided herein and in the Pledge Agreement shall be cumulative and concurrent and may be pursued successively or concurrently against Borrower and/or the Collateral securing this Note. No failure in exercising any right or remedy hereunder or under the Pledge Agreement shall operate as a waiver or release thereof, nor shall any single partial exercise of any such right or remedy preclude any other future exercise thereof or the exercise of any other right or remedy hereunder or under the Pledge Agreement.

        This Note may not be waived, changed, modified or discharged, except by an agreement in writing which is signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

        If any term or provision of this Note shall be held to be invalid, illegal or unenforceable, the validity of the other terms and provisions hereof shall in no way be affected thereby. This Note shall be governed by and construed in accordance with the laws of the State of California without reference to its choice of law provisions.

Dated:  ______________________

                                    "Maker"


                                    --------------------------------------------
                                    Thomas Miller Delaplane, an adult individual

                                                                       EXHIBIT B
                                                             TO PLEDGE AGREEMENT

                           LIST OF STOCK CERTIFICATES


Certificate Number                       Registered Name                    Number of Shares
------------------                       ---------------                    ----------------
SFU 34248              Thomas M. Delaplane & Linda Delaplane Tr UA          30,000
                       06 22 95 Delaplane Family Trust

                                                                       EXHIBIT C
                                                             TO PLEDGE AGREEMENT

STOCK POWER


        FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ________________________________________, ______________________ (_______)
shares of the common stock, par value of $1.00, of Dreyer's Grand Ice Cream, Inc., a Delaware corporation (the "Corporation"), represented by Certificate(s) No(s). ___________________, standing in the undersigned's name on the books of said Corporation, and does hereby irrevocably constitute and appoint _________________ as attorney to transfer said shares on said books of the Corporation with full power of substitution in the premises.


Dated: ____________, 1998


                                                X_______________________________
                                                Name: __________________________



The signature(s) on this assignment must correspond with the name(s) on the face of the certificate in every particular, without alteration or enlargement, or any change.